UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 21, 2026
VOYA FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-35897	No.	52-1222820
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification Number)
200 Park Avenue
New York	New York		10166
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (212) 309-8200
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.01 Par Value	VOYA	New York Stock Exchange
Depositary Shares, each representing a 1/40th	VOYAPrB	New York Stock Exchange
interest in a share of 5.35% Fixed-Rate Non-Cumulative Preferred Stock, Series B, $0.01 par value
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
(a) The Annual Meeting of Stockholders (the “Annual Meeting”) of Voya Financial, Inc. (the “Company”) was held on May 21, 2026.

(b) The results of the matters submitted to a stockholder vote at the Annual Meeting were as follows:

Item 1 – Election of Directors: Our stockholders elected the following twelve directors to each serve a one-year term expiring at our annual meeting in 2027. Each director will hold office until his or her successor has been elected and qualified or until the director’s earlier resignation or removal.

	For	Against	Abstentions	Broker Non-Votes
Lynne Biggar	82,965,322	1,134,478	35,624	3,466,146
S. Biff Bowman	83,907,571	190,456	37,397	3,466,146
Yvette S. Butler	83,869,321	243,539	22,564	3,466,146
Jane P. Chwick	82,743,587	1,340,758	51,079	3,466,146
Kathleen DeRose	83,900,744	200,009	34,671	3,466,146
Hikmet Ersek	82,351,013	1,603,713	180,698	3,466,146
Ruth Ann M. Gillis	82,651,817	1,448,942	34,665	3,466,146
Heather Lavallee	83,582,739	529,036	23,649	3,466,146
Robert G. Leary	82,878,289	1,229,501	27,634	3,466,146
Aylwin B. Lewis	82,815,271	1,270,728	49,425	3,466,146
William J. Mullaney	82,915,798	1,185,419	34,207	3,466,146
Joseph V. Tripodi	82,570,511	1,530,962	33,951	3,466,146

Item 2 – Our stockholders approved, on an advisory basis, the compensation paid to the named executive officers.

For	Against	Abstentions	Broker Non-Votes
83,000,209	1,056,471	78,744	3,466,146

Item 3 – Our stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2026.

For	Against	Abstentions
84,780,259	2,793,694	27,617

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Voya Financial, Inc.
(Registrant)
By:        /s/ Julie Watson
Name:    Julie Watson
Title:    Vice President, Counsel and Corporate Secretary
Dated: May 21, 2026